UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2020

Diamond S Shipping Inc.

(Exact name of registrant as specified in charter)

Republic of the Marshall Islands	1-38771	94-1480128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Benedict Place, Greenwich, CT		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 413-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.001 par value per share	DSSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 29, 2020, Diamond S Shipping Inc., a Marshall Islands corporation (the “Company”), held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). There were a total of 40,308,504 common shares, par value $0.001 per share (“Common Shares”), outstanding and entitled to vote at the Annual Meeting on the record date of April 6, 2020. A total of 31,451,090 Common Shares, constituting a majority of the outstanding Common Shares entitled to vote at the Annual Meeting, were represented at the Annual Meeting either in person or by proxy, and therefore a quorum was declared to be present. At the Annual Meeting, the Company’s shareholders voted on the following matters and cast their votes as described below.

Election of Directors

The following persons were elected as directors of the Company to serve until the Company’s 2021 Annual Meeting of Shareholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal, by the following number of votes:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexandra Kate Blankenship	26,768,104	99,491	58,261	4,525,234
Gerasimos G. Kalogiratos	26,727,156	141,314	57,386	4,525,234
Harold L. Malone III	26,805,507	110,577	9,772	4,525,234
Nadim Z. Qureshi	26,810,553	105,125	10,178	4,525,234
Craig H. Stevenson, Jr.	26,810,672	105,709	9,475	4,525,234
Bart H. Veldhuizen	26,802,079	114,082	9,695	4,525,234
George Cambanis	26,764,018	95,198	66,640	4,525,234

Ratification of the Appointment of Deloitte & Touche LLP

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, was approved by the following number of votes:

Votes For	Votes Against	Abstentions
31,341,661	89,559	19,870

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2020	DIAMOND S SHIPPING INC.

	By:	/s/ Lorraine Annucci
Name: Lorraine Annucci Title: VP Accounting